Exhibit 31.2

CERTIFICATION

I, Mitchell R. Thompson, certify that:

1.             I have reviewed this quarterly report on Form 10-Q of Voyager Oil & Gas, Inc.;

2.             Based on my knowledge, this quarterly report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.             Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.             Voyager Oil & Gas, Inc.’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Voyager Oil & Gas, Inc., and have:

a.             designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Voyager Oil & Gas, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b.             designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.             evaluated the effectiveness of Voyager Oil & Gas, Inc.’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.             disclosed in this report any change in Voyager Oil & Gas, Inc.’s internal control over financial reporting that occurred during Voyager Oil & Gas, Inc.’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Voyager Oil & Gas, Inc.’s internal control over financial reporting; and

5.             Voyager Oil and Gas, Inc.’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Voyager Oil & Gas, Inc.’s auditors and the audit committee of Voyager Oil & Gas, Inc.’s board of directors (or persons performing the equivalent functions):

a.             all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Voyager Oil & Gas, Inc.’s ability to record, process, summarize and report financial  information; and

b.             any fraud, whether or not material, that involves management or other employees who have a significant role in Voyager Oil & Gas, Inc.’s internal control over financial reporting.

Date: November 8, 2011	/s/ Mitchell R. Thompson
Mitchell R. Thompson
Chief Financial Officer